UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 19, 2024
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ALT5 Sigma Corporation
(Exact Name of Registrant as Specified in Charter)
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Nevada	000-19621	41-1454591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 702-997-5968

JanOne Inc.
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALTS	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events.
On November 19, 2024, ALT5 Sigma Corporation (“ALT5”) signed a non-binding term sheet with Dr. Amol Soin, sole member of Soin Bioscience LLC (“Soin Bio”), a pharmaceutical development company (“Soin Bio”), relating to the proposed acquisition of Soin Bio by Alyea Therapeutics Corporation (“Alyea”), a wholly-owned subsidiary of ALT5. This acquisition would be part of Alyea’s pipeline for pain management pharmaceutical development. ALT5 had previously announced plans to separate its biotech business from its fintech business in the first half of 2025. The proposed acquisition, which includes Soin Bio’s innovative “clear patch” pain medication technology, will support Alyea’s mission to become a leader in the development of non-addictive pain medications.
Soin Bio’s clear patch technology is designed to be applied to any area of pain, similar to a gel, which then dries to function as a pain patch. It is designed to provide continuous delivery of pain medication for up to eight hours, allowing for customized treatment over the targeted area. Unlike conventional pain patches, Soin Bio’s patch is clear, invisible, and can be applied over difficult areas, such as joints or body creases. Additionally, it is not water-soluble, ensuring it remains effective even if the area becomes moist. The Soin Bio clear patch technology is still in the investigational stage and is pending clinical trials before FDA approval and market launch.
The letter of intent is the first step in the anticipated acquisition process. The closing of the transaction is subject to a satisfactory due diligence review, tax-related structuring, the preparation and execution of definitive acquisition agreements, and other usual and customary closing conditions for transactions of this scope and magnitude.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.118	Non-binding Term Sheet between Alyea Technologies Corporation and Soin Bioscience LLC, dated November 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALT5 Sigma Corporation

	By:	/s/ Peter Tassiopoulos
	Name:	Peter Tassiopoulos
	Title:	Chief Executive Officer

Dated: November 26, 2024